UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2007
ACCENTURE LTD
(Exact name of Registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation)	001-16565 (Commission File Number)	98-0341111 (I.R.S. Employer Identification No.)
Canon’s Court
22 Victoria Street
Hamilton HM12, Bermuda
(Address of principal executive offices)
Registrant’s telephone number, including area code: (441) 296-8262
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
     On March 27, 2007, Accenture issued a press release announcing financial results for its second quarter of fiscal year 2007, which fiscal quarter ended on February 28, 2007 .
     A copy of the press release is attached hereto as Exhibit 99.1. All information in the press release is furnished but not filed.
Non-GAAP Financial Information
     In the attached press release Accenture discloses the following non-GAAP financial measures:
•	Free cash flow (defined as operating cash flow net of property and equipment additions). Accenture’s management believes that this information provides meaningful additional information regarding the company’s liquidity.

•	Percentage changes in revenues before reimbursements on a local currency basis. Accenture’s management believes that information regarding changes in its revenues before reimbursements (“net revenues”) that excludes the effect of fluctuations in foreign currency exchange rates facilitates meaningful comparison of its revenues before reimbursements between periods.

•	Information regarding expenses, income, provision for income taxes and earnings per share for the three and six months ended February 28, 2006 that reflects adjustments relating to benefits from reductions in reorganization liabilities that were established in connection with Accenture’s transition to a corporation structure. Accenture’s management believes that because these benefits are not reflective of operations, this information enhances understanding of the company’s operating performance.

•	Information regarding gross margin, sales and marketing and general and administrative expenses, income, provision for income taxes and earnings per share for the three and six months ended February 28, 2006 that reflects the net impact of the National Health Service (NHS) provision recorded in the second quarter of fiscal 2006. Accenture’s management believes that this information facilitates an understanding of the impact of this matter on Accenture’s operating results and provides an additional meaningful comparison between periods.
Reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP are included in the press release. While Accenture’s management believes that this non-GAAP financial information is useful in evaluating Accenture’s operations, this information should be considered as supplemental in nature and not as a substitute for the related financial information prepared in accordance with GAAP.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
     99.1 Press Release of Accenture, dated March 27, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 27, 2007	ACCENTURE LTD
	By:	/s/ Douglas G. Scrivner
	Name:	Douglas G. Scrivner
	Title:	General Counsel and Secretary